UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
GALAXY DIGITAL INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! GALAXY DIGITAL INC. 300 VESEY ST. 13TH FLOOR NEW YORK, NY 10282 GALAXY DIGITAL INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 PM ET You invested in GALAXY DIGITAL INC., and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2026. Vote Virtually at the Meeting* May 28, 2026 9:00 a.m. ET Virtually at: www.virtualshareholdermeeting.com/GLXY2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V88756-P42295-Z92466 Get informed before you vote View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V88757-P42295-Z92466 1. Election of Directors For Nominees: 01) Michael Daffey 02) Bill Koutsouras 03) Rhonda Adams-Medina 04) Douglas Deason 05) Jane Dietze 06) Michael Novogratz 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. For 3. Non-binding advisory vote on the compensation of the Company’s named executive officers. For 4. Non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. 1 Year Note: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.